Exhibit 10.9

Document A111TM – 1997

Standard Form of Agreement Between Owner and Contractor
where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

AGREEMENT made as of the 6th day of June in the year Two Thousand Five

(In words, indicate day, month and year)

BETWEEN the Owner:

(Name, address and other information)

Diamond Jo Worth, LLC
400 East 3rd Street
Dubuque, IA 52001

and the Contractor:

(Name, address and other information)

Henkel Construction Company
208 East State Street, P.O. Box 920
Mason City, IA 50401

The Project is:

(Name and location)

Excursion Gambling Boat
Worth County, IA

The Architect is:

(Name, address and other information)

KGA Architecture

4495 South Polaris Avenue
Las Vegas, NV 89103

The Owner and Contractor agree as follows.

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences.  Consultation with an attorney is encouraged with respect to its completion or modification.

This document is not intended for use in competitive bidding.

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference.   Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by the Associated General Contractors of America.

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

ARTICLE 1  THE CONTRACT DOCUMENTS

The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2  THE WORK OF THIS CONTRACT

The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3  RELATIONSHIP OF THE PARTIES

The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor’s skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

§ 4.1  The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

Date of commencement shall be established as June 6, 2005 or the date upon which Contractor has received owner’s written Notice to Proceed, proof of financing acceptable to Contractor for the Initial Contract Sum, and a fully executed Contract.  Contractor shall acknowledge in writing when these conditions have been met.  This acknowledgment shall be given by a separate letter.

If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic’s liens and other security interests, the Owner’s time requirement shall be as follows:

§ 4.2  The Contract Time shall be measured from the date of commencement.

§ 4.3  The Contractor shall achieve Substantial Completion of the Contractor’s Work not later than 235 calendar days from the date of commencement, per Article 4.1:

“Substantial Completion” (or similar words such as “Substantially Complete”, and any derivation thereof) means that the following has occurred:

The construction of the Project (other than exterior items if same cannot be completed due to adverse weather conditions) has been completed in accordance with this Contract and the Contract Documents and in substantial compliance with all legal requirements pertaining to Contractor’s Work so as to allow the Project to be utilized for its intended purpose, in each case, as reasonably determined by the Architect after consultation with the Contractor and the Owner (but without giving effect to any work to be completed by the Owner or any other person and/or any work for which the Contractor has no legal obligation to control, contractual relationship with, or responsibility to complete under the Contract).

§ 4.3.1  The Contractor shall achieve Substantial Completion on or before the date which is 235 calendar days after all items in Article 4.1 Paragraph 2 above have been satisfied.  The Contractor acknowledges and agrees that time is of the essence as to such date of Substantial Completion and the Contractor and the Owner each agree that the damages to be suffered by the Owner for the Contractor’s failure to achieve Substantial Completion by said date is are not susceptible to calculation.  Accordingly, the Contractor and the Owner agree that the Guaranteed

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

Maximum Price (GMP) shall be reduced by an amount equal to $10,000 for each day that Substantial Completion extends beyond said date and the Owner acknowledges that such liquidated damages shall be the only damages to be recovered by the Owner with respect to failure to achieve Substantial Completion by said date.  Adjustments to Guaranteed Maximum Price (GMP) as set forth in this Section shall be by Change Order which shall be prepared by the Architect for signature by the Owner, the Contractor and the Architect within ten (10) days after Substantial Completion.

Portion of Work	Substantial Completion date
59,400 Square Foot Casino	Two-Hundred-Thirty-Five (235) Calendar Days from the Date of Commencement per Articles 4.1 and 4.3 above.

, subject to adjustments of this Contract Time as provided in the Contract Documents.

ARTICLE 5  BASIS FOR PAYMENT

§ 5.1  CONTRACT SUM

§ 5.1.1  The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor’s performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor’s Fee.

§ 5.1.2  The Contractor’s Fee is as follows:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor’s Fee, and describe the method of adjustment of the Contractor’s Fee for changes in the Work.)

Total fee compensation to be paid to Contractor shall be a flat fee of Seven-Hundred-Thousand and No/100 Dollars ($700,000.00) plus 3.5% of the Cost of the Work involved in any additive Change Orders (other than the Change Orders for the hotel construction and the GMP).  Owner may add the construction of a 100 room hotel by Change Order for the separate flat fee of Two-Hundred-Fifty-Thousand and No/100 Dollars ($250,000.00) if hotel construction is added by Change Order prior to January 1, 2006.  Fees shall not be reduced for change orders resulting in a lower cost of the Work.

§ 5.2  GUARANTEED MAXIMUM PRICE

§ 5.2.1  The sum of the Cost of the Work and the Contractor’s Fee shall be a maximum sum guaranteed by the Contractor, subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

Initial Contract Sum (including partial Contractor’s Fee) shall be Nine-Hundred-Twenty-Five-Thousand and No/100 Dollars ($925,000.00) and shall include project mobilization, site fencing, caisson drilling and installation, and site mass earthwork.

Guaranteed Maximum Price (GMP) shall be added to this Contract by Change Order.  The Guaranteed Maximum Price shall be an amount mutually agreed to by Owner and Contractor which includes the Cost of the Work as defined in Article 7 plus the Contractor’s Fee.

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

§ 5.2.1.1  From and after the date on which the Guaranteed Maximum Price (GMP) has been established and all of the Work has been contracted with Subcontractors and providers of equipment and materials in accordance with the Contract Documents, any subsequent reductions in the scope of the Work which reduce the Cost of the Work in the Guaranteed Maximum Price (GMP) will be incorporated into the Contract by a Change Order which reduces the GMP by an amount equal to the cost reduction generated by that change in scope.  Prior to Substantial Completion,  reductions in cost and/or savings achieved by the Contractor in any manner other than a reduction in scope shall not result in a reduction of the Guaranteed Maximum Price.

Within (30) days after the date on which Substantial Completion occurs (or such other date approved by the Contractor and the Owner), the Cost of the Work shall be determined by the Owner and the Contractor.  In the event that the sum of the Cost of the Work and the Contractor’s Fee are less than the GMP, 100% of all savings (other than cash discounts which are for the benefit of the Contractor pursuant to Article 9) will be retained by the Owner.  Such savings shall reduce the Cost of the Work and the parties will enter into a Change Order which reduces the GMP by an amount equal to such savings.

§ 5.2.2  The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date when the amount expires.)

To be determined.

§ 5.2.3  Unit prices, if any, are as follows:

Description	Units	Price ($ 0.00)
To be determined

§ 5.2.4  Allowances, if any, are as follows

(Identify and state the amounts of any allowances, and state whether they include labor, materials, or both.)

Allowance	Amount ($ 0.00)	Included items
To be determined

§ 5.2.5  Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:

To be determined

§ 5.2.6  To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents as set forth in a change order.  Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 6  CHANGES IN THE WORK

§ 6.1  Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Section 7.3.3 of AIA Document A201-1997.

§ 6.2  In calculating adjustments to subcontracts (except those awarded with the Owner’s prior consent on the basis of cost plus a fee), the terms “cost” and “fee” as used in Section 7.3.3.3 of AIA Document A201-1997 and the terms “costs” and “a reasonable allowance for overhead and profit” as used in Section 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner’s prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

§ 6.3  In calculating adjustments to the Guaranteed Maximum Price, the terms “cost” and “costs” as used in the above-referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms “fee” and “a reasonable allowance for overhead and profit” shall mean the Contractor’s Fee as defined in Section 5.1.2 of this Agreement.

§ 6.4

ARTICLE 7  COSTS TO BE REIMBURSED AND INCLUDED IN THE GUARANTEED MAXIMUM PRICE (GMP)

§ 7.1  COST OF THE WORK

The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

§ 7.2 LABOR COSTS

§ 7.2.1

Labor Costs of the Contractor’s supervisory and administrative personnel and workmen and women when at the site or engaged in the performance of Contractor’s Work for this project (including Work performed pursuant to Change Orders).

See Attachment “A” – Worth County Excursion Gambling Boat Labor Rate Schedule for labor rates which will apply to the Contract.  These labor rates include all benefits, workers compensation costs, and other amounts paid or payable to, or with respect to, such personnel and workmen and women and shall remain in effect throughout construction of the Project (including Work performed pursuant to Change Orders) other than the Change Order for the hotel construction which shall set forth a separate Guaranteed Maximum Price for the hotel construction) and shall apply to all Henkel Construction Company project management and field labor performed on the Project.

§ 7.2.3  Wages and salaries of the Contractor’s supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

§ 7.2.4  Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Sections 7.2.1 through 7.2.3.

§ 7.3  SUBCONTRACT COSTS

§ 7.3.1

Amounts properly billed by Subcontractors for Work in accordance with subcontracts covering their portions of the Work which subcontracts shall be approved by the Owner and the Contractor in accordance with the Contract Documents.  If Owner’s rejection of Subcontractor, Sub-subcontractor, supplier, or vendor results in a purchase cost or schedule duration which exceeds what Contractor has proposed, then a Change Order shall be executed by Owner adding such extra costs and/or time.

§ 7.4  COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED CONSTRUCTION

§ 7.4.1  Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

§ 7.4.2  Costs of materials described in the preceding Section 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner’s property at the completion of the Work or, at the Owner’s option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ 7.5  COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

§ 7.5.1  Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

§ 7.5.2  Rental charges for temporary facilities, machinery, fuel, oil, grease, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner’s prior approval.  Internal rental rates for Henkel Construction Company furnished rental equipment shall be hourly and shall be based on 100% of current AED Green Book rates.

§ 7.5.3  Costs of removal of debris from the site.

§ 7.5.4  Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, cellular telephone charges and pager services, photographs, telephone and internet service at the site and reasonable petty cash expenses of the site office.

§ 7.5.5  That portion of the reasonable expenses of the Contractor’s personnel incurred while traveling in discharge of duties connected with the Work.

§ 7.5.6  Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

§ 7.6 MISCELLANEOUS COSTS

§ 7.6.1  That portion of insurance and bond premiums that can be directly attributed to this Contract:

§ 7.6.2

All applicable taxes and fees associated with Contractor’s Work.

§ 7.6.3  Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

§ 7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Section 7.7.3.

§ 7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner’s consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor’s Fee or subject to the

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Section 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work.

§ 7.6.6 Data processing costs related to the Work including all hardware and software costs.

§ 7.6.7 Deposits lost for causes other than the Contractor’s negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

§ 7.6.8 Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Contractor and/or the Contractor, a Subcontractor, and/or a Sub-Subcontractor or any of them, reasonably incurred by the Contractor in the performance of the Work and with the Owner’s prior written approval; which approval shall not be unreasonably withheld.

§ 7.6.9 Expenses incurred in accordance with the Contractor’s standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

§ 7.6.10 Cost of necessary safety equipment, supplies, drug testing, safety seminars, and safety incentives.

§ 7.6.11 Meals and lodging while conducting business for the Project.

§ 7.6.12 Offsite storage, warehousing and fabrication, if necessary.

§ 7.6.13 Costs incurred after completion of the Project for warranty items that cannot be billed to Subcontractors, up to a maximum of Fifty Thousand and No/100 Dollars ($50,000.00).

§ 7.7 OTHER COSTS AND EMERGENCIES

§ 7.7.1 Any cost not specifically excluded by Article 8 which Contractor incurs in the performance of the Work or furtherance of the Project.

§ 7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Section 10.6 of AIA Document A201-1997.

§ 7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8  COSTS NOT TO BE REIMBURSED NOR INCLUDED IN THE GUARANTEED MAXIMUM PRICE (GMP)

§ 8.1 The Cost of the Work shall not include:

§ 8.1.1 Salaries and other compensation of the Contractor’s personnel stationed at the Contractor’s principal office or offices other than the site office, except as specifically provided in Sections 7.2.2 and 7.2.3 or as may be provided in Article 14.

§ 8.1.2 Expenses of the Contractor’s principal office and offices other than the site office.

§ 8.1.3 Overhead and general expenses, except as may be expressly included in Article 7.

§ 8.1.4 The Contractor’s capital expenses, including interest on the Contractor’s capital employed for the Work.

§ 8.1.5 Rental costs of machinery and equipment, except as specifically provided in Section 7.5.2.

§ 8.1.6 Except as provided in Section 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

§ 8.1.7 Any cost not specifically and expressly described in Article 7.

§ 8.1.8 Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9 DISCOUNTS, REBATES AND REFUNDS

§ 9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

§ 9.2 Amounts that accrue to the Owner in accordance with the provisions of Section 9.1 shall be credited to the Owner dollar for dollar as a deduction from the Cost of the Work.

ARTICLE 10 SUBCONTRACTS AND OTHER AGREEMENTS

§ 10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor’s own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

§ 10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

§ 10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

§ 10.4 The Contractor shall require a clause in all subcontracts and subsubcontracts prohibiting the Contactors or such Subcontractor or Subsubcontractor thereunder, as the case may be, from receiving any discount, refund, inducement, benefit or payment which is not to or for the benefit of the Owner and which is not reflected in the terms of the applicable subcontract or subsubcontract, as applicable.  Each subcontractor and subsubcontractor shall certify as to such statement after written request by the Contractor, the Owner or the Owner’s Representative or his Designee.

ARTICLE 11 ACCOUNTING RECORDS

The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor’s records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12 PAYMENTS

§ 12.1 PROGRESS PAYMENTS

§ 12.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

§ 12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

§ 12.1.3 Provided that an Application for Payment is received by the Architect not later than the 10th day of a month, the Owner shall make payment to the Contractor not later than the 30th day of the same month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than twenty (20) days after the approval by the Owner’s Project Representative or Project Representative’s Designee.

§ 12.1.4

With each Application for Payment, the Contractor shall submit timesheets, petty cash accounts, and along with the current progress payment, copies of invoices and other documentation to substantiate Contractor’s costs to date as the date of the Progress Payment Application unless Contractor’s cost of the work has exceeded the GMP.  After each such Progress Payment Application has been approved and funded by Owner, the Contractor shall make the payments to the Subcontractors, Sub-subcontractors, vendors, or suppliers as set forth in such approved Progress Payment Application.

§ 12.1.5 Each Application for Payment shall be based on the most recent schedule of values approved by the Contractor, the Architect, the Owner, and the Owner’s Representative in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor’s Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect and Owner’s Representative may require. This schedule, unless objected to by the Architect or the Owner, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

§ 12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ 12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

.1              take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 7.3.8 of AIA Document A201-1997;

.2              add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3              add the Contractor’s Fee, less retainage.  Retainage shall be 10% until the Work under the Contract Agreement is 50% complete and has been performed in accordance with the term thereof after which no further retainage will be held and none shall be released until Substantial Completion, except by mutual agreement between Owner and Contractor.  The Contractor’s Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Section 5.1.2 or, if the Contractor’s Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

.4              subtract the aggregate of previous payments made by the Owner;

.5              subtract the shortfall, if any, indicated by the Contractor in the documentation required by Section 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s accountants in such documentation; and

.6              subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Section 9.5 of AIA Document A201-1997.

§ 12.1.8 Except with the Owner’s prior approval, payments to Subcontractors shall be subject to retainage.  Retainage shall be 10% until the Work under the subcontract agreement is 50% complete and has been performed in accordance with the terms thereof after which no further retainage will be held and none shall be released until Substantial Completion, except by mutual agreement between Owner and Contractor.  The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.  The Contractor shall not request payment from Owner for any amount being withheld from a Subcontractor until such time as such withheld payment is to be paid to the Subcontractor in accordance with its subcontract agreement.

§ 12.1.9 In taking action on the Contractor’s Applications for Payment, the Architect, the Owner’s Representative, and/or his Designee shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect, the Owner, the Owner’s Representative, and/or his Designee has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Section 12.1.4 or other supporting data; that the Architect, the Owner, the Owner’s Representative, and/or his Designee has made exhaustive or continuous on-site inspections or that the Architect, the Owner, the Owner’s Representative, and/or his Designee has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s accountants acting in the sole interest of the Owner.

§ 12.2 FINAL PAYMENT

§ 12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

.1              the Contractor has fully performed the Contract except for the Contractor’s responsibility to correct Work as provided in Section 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

.2              a final Certificate for Payment has been issued by the Architect after approval by the Owner’s Representative or his Designee.

§ 12.2.2 The Owner’s final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect’s final Certificate for Payment, or as follows:

§ 12.2.3 The Owner’s accountants will review and report in writing on the Contractor’s final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner’s accountants report to be substantiated by the Contractor’s final accounting, and provided the other conditions of Section 12.2.1 have been met, the Architect will, within seven days after approval of the written report by the Owner’s accountants and the Owner’s Representative or his Designee, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect’s reasons for withholding a certificate as provided in Section 9.5.1 of the AIA Document A201-1997. The time periods stated in this Section 12.2.3 supersede those stated in Section 9.4.1 of the AIA Document A201-1997.  Total time for review and approval of the accounting report and issuance of a final Certificate of Payment, By Owner, Architect, Owner’s Accountants, Owner’s Representative, and all other

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

parties deemed necessary by Owner shall not exceed 30 days (unless additional time is reasonably required to correct errors and/or inconsistencies in the accounting report and the Certificate of Payment).

§ 12.2.4 If the Owner’s accountants report the Cost of the Work as substantiated by the Contractor’s final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor’s receipt of a copy of the Architect’s final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner’s accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect’s final Certificate for Payment.

§ 12.2.5 If, subsequent to final payment and at the Owner’s request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor’s Fee applicable thereto up to a maximum warranty cost of Fifty Thousand and No/100 Dollars ($50,000.00) on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Section 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13 TERMINATION OR SUSPENSION

§ 13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997.  However, the amount to be paid to the Contractor under Section 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Section 13.2 below, except as follows:

If the contract is terminated by the Owner, Contractor shall be paid for all costs of work incurred to date of said termination, plus reasonable termination costs not to exceed Thirty Thousand and No/100 Dollars ($30,000.00) for items including but not limited to demobilization, termination of contracts, re-stocking charges, etc., and Contractor’s fee of three and one half percent (3 ½%) on all costs of construction and termination.

§ 13.2 The Contract may be terminated by the Owner for cause as provided in Article 14 of AIA Document A201-1997. The amount, if any, to be paid to the Contractor under Section 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

§ 13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;

§ 13.2.2 Add the Contractor’s Fee computed upon the Cost of the Work to the date of termination at the rate stated in Section 5.1.2 or, if the Contractor’s Fee is stated as a fixed sum in that Section, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

§ 13.2.3 Subtract the aggregate of previous payments made by the Owner.

§ 13.3 The Owner shall also pay the Contractor the actual out of pocket costs of the Contractor, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Section 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

§ 13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Section 14.3.2 of AIA Document A201-1997 except that the term “profit” shall be understood to mean the Contractor’s Fee as described in Sections 5.1.2 and Section 6.4 of this Agreement.

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

ARTICLE 14 MISCELLANEOUS PROVISIONS

§ 14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

§ 14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

12% APR

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner’s and Contractor’s principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

§ 14.3 The Owner’s representative is:

(Name, address and other information.)

Michael Luzich

Diamond Jo Worth, LLC
400 East 3rd Street
Dubuque, IA 52001
563-690-2120

§ 14.3.1 The Owner representative’s designee is:

Kevin Fontenot

Diamond Jo Worth, LLC

400 East 3rd Street

Dubuque, IA 52001

563-690-2120

§ 14.4 The Contractor’s representative is:

(Name, address and other information.)

Alan Kittleson, Vice President
Henkel Construction Company
208 East State Street, P.O. Box 920
Mason City, IA 50401
641-423-5674

§ 14.5 Neither the Owner’s nor the Contractor’s representative shall be changed without ten days’ written notice to the other party.

§ 14.6 Other provisions:

It is hereby mutually agreed that Owner and Contractor are entering into this agreement without a Guaranteed Maximum Price (GMP) to expedite the start of construction for the benefit of the Owner.

It is further mutually agreed that the Contractor will submit to Owner a proposed Change Order setting forth the Guaranteed Maximum Price (GMP) (together with all underlying assumptions) no later than fifteen (15) working days after receipt of the Guaranteed Maximum Price documents from Owner.  After approval of the GMP, the Contractor will enter into subcontract agreements with Subcontractors, Sub-subcontractors, material and

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

equipment suppliers and vendors in accordance with this Contract.  Prior to the approval of such Change Order, construction will commence pursuant to separate agreements with certain Subcontractors, Sub-subcontractors, material and equipment suppliers and vendors and the terms of such separate agreements shall be replaced by such subcontract agreements.

ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS

§ 15.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

§ 15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997.

§ 15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997, as modified by Agreement between Owner and Contractor.

§ 15.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated         , and are as follows:

Document	Title	Pages
To be determined

§ 15.1.4 The Specifications are those contained in the Project Manual dated as in Section 15.1.3, and are as follows:

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

Title of Specifications exhibit:

To be determined

§ 15.1.5 The Drawings are as follows, and are dated    unless a different date is shown below:

(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Title of Drawings exhibit:

To be determined

§ 15.1.6 The Addenda, if any, are as follows:

Number	Date	Pages
To be determined

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 15.

§ 15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents, such as a list of alternates that are intended to form part of the Contract Documents. AIA Document A201-1997 provides that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor’s bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)

Exhibit “A” – “Insurance, Indemnification, Bonding, and Waiver of Subrogation”

Attachment “A” – “Billing Labor Rate Schedule”

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

ARTICLE 16 INSURANCE AND BONDS

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

Diamond Jo Worth, LLC	Henkel Construction Company

OWNER (Signature)	CONTRACTOR (Signature)

Michael S. Luzich, President	Thomas R. Schaefer, President
(Printed name and title)	(Printed name and title)

AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

Additions and Deletions Report for

AIA® Document A111TM – 1997

This Additions and Deletions Report, as defined on page 1 of the associated document, reproduces below all text the author has added to the standard form AIA document in order to complete it, as well as any text the author may have added to or deleted from the original AIA text. Added text is shown underlined. Deleted text is indicated with a horizontal line through the original AIA text.

Note:  This Additions and Deletions Report is provided for information purposes only and is not incorporated into or constitute any part of the associated AIA document. This Additions and Deletions Report and its associated document were generated simultaneously by AIA software at 11:28:39 on 06/04/2005.

AGREEMENT made as of the 6th day of June in the year Two Thousand Five

...

Diamond Jo Worth, LLC

...

400 East 3rd Street

...

Dubuque, IA 52001

...

Henkel Construction Company

...

208 East State Street, P.O. Box 920

...

Mason City, IA 50401

...

Excursion Gambling Boat

...

Worth County, IA

...

KGA Architecture

...

4495 South Polaris Avenue

...

Las Vegas, NV 89103

Date of commencement shall be established as June 6, 2005 or the date upon which Contractor has received owner’s written Notice to Proceed, proof of financing acceptable to Contractor for the Initial Contract Sum, and a fully executed Contract.  Contractor shall acknowledge in writing when these conditions have been met.  This acknowledgment shall be given by a separate letter.

...

§ 4.3 The Contractor shall achieve Substantial Completion of the Contractor’s Work not later than 235 calendar days from the date of commencement, per Article 4.1:

...

“Substantial Completion” (or similar words such as “Substantially Complete”, and any derivation thereof) means that the following has occurred:

...

The construction of the Project (other than exterior items if same cannot be completed due to adverse weather conditions) has been completed in accordance with this Contract and the Contract Documents and in substantial compliance with all legal requirements pertaining to Contractor’s Work so as to allow the Project to be utilized for its intended purpose, in each case, as reasonably determined by the Architect after consultation with the Contractor and the Owner (but without giving effect to any work to be completed by the Owner or any other person and/or any

Additions and Deletions Report for AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

1

work for which the Contractor has no legal obligation to control, contractual relationship with, or responsibility to complete under the Contract).

...

§ 4.3.1 The Contractor shall achieve Substantial Completion on or before the date which is 235 calendar days after all items in Article 4.1 Paragraph 2 above have been satisfied.  The Contractor acknowledges and agrees that time is of the essence as to such date of Substantial Completion and the Contractor and the Owner each agree that the damages to be suffered by the Owner for the Contractor’s failure to achieve Substantial Completion by said date are not susceptible to calculation.  Accordingly, the Contractor and the Owner agree that the Guaranteed Maximum Price (GMP) shall be reduced by an amount equal to $10,000 for each day that Substantial Completion extends beyond said date and the Owner acknowledges that such liquidated damages shall be the only damages to be recovered by the Owner with respect to failure to achieve Substantial Completion by said date.  Adjustments to Guaranteed Maximum Price (GMP) as set forth in this Section shall be by Change Order which shall be prepared by the Architect for signature by the Owner, the Contractor and the Architect within ten (10) days after Substantial Completion.

59,400 Square Foot Casino	Two-Hundred-Thirty-Five (235) Calendar Days
from the Date of Commencement per Articles 4.1
and 4.3 above.

...

§ 5.1.2 The Contractor’s Fee is as follows:

...

Total fee compensation to be paid to Contractor shall be a flat fee of Seven-Hundred-Thousand and No/100 Dollars ($700,000.00) plus 3.5% of the Cost of the Work involved in any additive Change Orders (other than the Change Orders for the hotel construction and the GMP).  Owner may add the construction of a 100 room hotel by Change Order for the separate flat fee of Two-Hundred-Fifty-Thousand and No/100 Dollars ($250,000.00) if hotel construction is added by Change Order prior to January 1, 2006.  Fees shall not be reduced for change orders resulting in a lower cost of the Work.

...

§ 5.2.1 The sum of the Cost of the Work and the Contractor’s Fee shall be a maximum sum guaranteed by the Contractor, subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

...

Initial Contract Sum (including partial Contractor’s Fee) shall be Nine-Hundred-Twenty-Five-Thousand and No/100 Dollars ($925,000.00) and shall include project mobilization, site fencing, caisson drilling and installation, and site mass earthwork.

...

Guaranteed Maximum Price (GMP) shall be added to this Contract by Change Order.  The Guaranteed Maximum Price shall be an amount mutually agreed to by Owner and Contractor which includes the Cost of the Work as defined in Article 7 plus the Contractor’s Fee.

§ 5.2.1.1 From and after the date on which the Guaranteed Maximum Price (GMP) has been established and all of the Work has been contracted with Subcontractors and providers of equipment and materials in accordance with the Contract Documents, any subsequent reductions in the scope of the Work which reduce the Cost of the Work in the Guaranteed Maximum Price (GMP) will be incorporated into the Contract by a Change Order which reduces the GMP by an amount equal to the cost reduction generated by that change in scope.  Prior to Substantial Completion,  reductions in cost and/or savings achieved by the Contractor in any manner other than a reduction in scope shall not result in a reduction of the Guaranteed Maximum Price.

...

Within (30) days after the date on which Substantial Completion occurs (or such other date approved by the Contractor and the Owner), the Cost of the Work shall be determined by the Owner and the Contractor.  In the event

Additions and Deletions Report for AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

2

that the sum of the Cost of the Work and the Contractor’s Fee are less than the GMP, 100% of all savings (other than cash discounts which are for the benefit of the Contractor pursuant to Article 9) will be retained by the Owner.  Such savings shall reduce the Cost of the Work and the parties will enter into a Change Order which reduces the GMP by an amount equal to such savings.

...

To be determined.

...

To be determined

...

To be determined

...

To be determined

...

§ 5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents as set forth in a change order.  Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 7  COSTS TO BE REIMBURSED AND INCLUDED IN THE GUARANTEED MAXIMUM PRICE (GMP)

...

Labor Costs of the Contractor’s supervisory and administrative personnel and workmen and women when at the site or engaged in the performance of Contractor’s Work for this project (including Work performed pursuant to Change Orders).

...

See Attachment “A” – Worth County Excursion Gambling Boat Labor Rate Schedule for labor rates which will apply to the Contract.  These labor rates include all benefits, workers compensation costs, and other amounts paid or payable to, or with respect to, such personnel and workmen and women and shall remain in effect throughout construction of the Project (including Work performed pursuant to Change Orders) other than the Change Order for the hotel construction which shall set forth a separate Guaranteed Maximum Price for the hotel construction) and shall apply to all Henkel Construction Company project management and field labor performed on the Project.

...

Amounts properly billed by Subcontractors for Work in accordance with subcontracts covering their portions of the Work which subcontracts shall be approved by the Owner and the Contractor in accordance with the Contract Documents.  If Owner’s rejection of Subcontractor, Sub-subcontractor, supplier, or vendor results in a purchase cost or schedule duration which exceeds what Contractor has proposed, then a Change Order shall be executed by Owner adding such extra costs and/or time.

§ 7.5.2 Rental charges for temporary facilities, machinery, fuel, oil, grease, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner’s prior approval.  Internal rental rates for Henkel Construction Company furnished rental equipment shall be hourly and shall be based on 100% of current AED Green Book rates.

...

§ 7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, cellular telephone charges and pager services, photographs, telephone and internet service at the site and reasonable petty cash expenses of the site office.

...

All applicable taxes and fees associated with Contractor’s Work.

Additions and Deletions Report for AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

3

...

§ 7.6.6 Data processing costs related to the Work including all hardware and software costs.

...

§ 7.6.8 Legal, mediation and arbitration costs, including attorneys’ fees, other than those arising from disputes between the Owner and Contractor and/or the Contractor, a Subcontractor, and/or a Sub-Subcontractor or any of them, reasonably incurred by the Contractor in the performance of the Work and with the Owner’s prior written approval; which approval shall not be unreasonably withheld.

...

§ 7.6.10 Cost of necessary safety equipment, supplies, drug testing, safety seminars, and safety incentives.

...

§ 7.6.11 Meals and lodging while conducting business for the Project.

...

§ 7.6.12 Offsite storage, warehousing and fabrication, if necessary.

...

§ 7.6.13 Costs incurred after completion of the Project for warranty items that cannot be billed to Subcontractors, up to a maximum of Fifty Thousand and No/100 Dollars ($50,000.00).

...

§ 7.7.1 Any cost not specifically excluded by Article 8 which Contractor incurs in the performance of the Work or furtherance of the Project.

...

ARTICLE 8 COSTS NOT TO BE REIMBURSED NOR INCLUDED IN THE GUARANTEED MAXIMUM PRICE (GMP)

§ 9.2 Amounts that accrue to the Owner in accordance with the provisions of Section 9.1 shall be credited to the Owner dollar for dollar as a deduction from the Cost of the Work.

...

§ 10.4 The Contractor shall require a clause in all subcontracts and subsubcontracts prohibiting the Contactors or such Subcontractor or Subsubcontractor thereunder, as the case may be, from receiving any discount, refund, inducement, benefit or payment which is not to or for the benefit of the Owner and which is not reflected in the terms of the applicable subcontract or subsubcontract, as applicable.  Each subcontractor and subsubcontractor shall certify as to such statement after written request by the Contractor, the Owner or the Owner’s Representative or his Designee.

§ 12.1.3 Provided that an Application for Payment is received by the Architect not later than the 10th day of a month, the Owner shall make payment to the Contractor not later than the 30th day of the same month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than twenty (20) days after the approval by the Owner’s Project Representative or Project Representative’s Designee.

...

§ 12.1.4

Additions and Deletions Report for AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

4

...

With each Application for Payment, the Contractor shall submit timesheets, petty cash accounts, and along with the current progress payment, copies of invoices and other documentation to substantiate Contractor’s costs to date as the date of the Progress Payment Application unless Contractor’s cost of the work has exceeded the GMP.  After each such Progress Payment Application has been approved and funded by Owner, the Contractor shall make the payments to the Subcontractors, Sub-subcontractors, vendors, or suppliers as set forth in such approved Progress Payment Application.

...

§ 12.1.5 Each Application for Payment shall be based on the most recent schedule of values approved by the Contractor, the Architect, the Owner, and the Owner’s Representative in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor’s Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect and Owner’s Representative may require. This schedule, unless objected to by the Architect or the Owner, shall be used as a basis for reviewing the Contractor’s Applications for Payment.

...

.3              add the Contractor’s Fee, less retainage.  Retainage shall be 10% until the Work under the Contract Agreement is 50% complete and has been performed in accordance with the term thereof after which no further retainage will be held and none shall be released until Substantial Completion, except by mutual agreement between Owner and Contractor. The Contractor’s Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Section 5.1.2 or, if the Contractor’s Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

§ 12.1.8 Except with the Owner’s prior approval, payments to Subcontractors shall be subject to retainage.  Retainage shall be 10% until the Work under the subcontract agreement is 50% complete and has been performed in accordance with the terms thereof after which no further retainage will be held and none shall be released until Substantial Completion, except by mutual agreement between Owner and Contractor.  The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.  The Contractor shall not request payment from Owner for any amount being withheld from a Subcontractor until such time as such withheld payment is to be paid to the Subcontractor in accordance with its subcontract agreement.

...

§ 12.1.9 In taking action on the Contractor’s Applications for Payment, the Architect, the Owner’s Representative, and/or his Designee shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect, the Owner, the Owner’s Representative, and/or his Designee has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Section 12.1.4 or other supporting data; that the Architect, the Owner, the Owner’s Representative, and/or his Designee has made exhaustive or continuous on-site inspections or that the Architect, the Owner, the Owner’s Representative, and/or his Designee has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s accountants acting in the sole interest of the Owner.

...

.2              a final Certificate for Payment has been issued by the Architect after approval by the Owner’s Representative or his Designee.

...

§ 12.2.3 The Owner’s accountants will review and report in writing on the Contractor’s final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner’s accountants report to be substantiated by the Contractor’s final accounting, and provided the other conditions of Section 12.2.1 have been met, the Architect will, within seven days after approval of the written report by the Owner’s accountants and the Owner’s Representative or his Designee, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the

Additions and Deletions Report for AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

5

Contractor and Owner in writing of the Architect’s reasons for withholding a certificate as provided in Section 9.5.1 of the AIA Document A201-1997. The time periods stated in this Section 12.2.3 supersede those stated in Section 9.4.1 of the AIA Document A201-1997.  Total time for review and approval of the accounting report and issuance of a final Certificate of Payment, By Owner, Architect, Owner’s Accountants, Owner’s Representative, and all other parties deemed necessary by Owner shall not exceed 30 days (unless additional time is reasonably required to correct errors and/or inconsistencies in the accounting report and the Certificate of Payment).

§ 12.2.5 If, subsequent to final payment and at the Owner’s request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor’s Fee applicable thereto up to a maximum warranty cost of Fifty Thousand and No/100 Dollars ($50,000.00) on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Section 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

...

§ 13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997.  However, the amount to be paid to the Contractor under Section 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Section 13.2 below, except as follows:

...

If the contract is terminated by the Owner, Contractor shall be paid for all costs of work incurred to date of said termination, plus reasonable termination costs not to exceed Thirty Thousand and No/100 Dollars ($30,000.00) for items including but not limited to demobilization, termination of contracts, re-stocking charges, etc., and Contractor’s fee of three and one half percent (3 ½%) on all costs of construction and termination.

...

§ 13.3 The Owner shall also pay the Contractor the actual out of pocket costs of the Contractor, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Section 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

12% APR

...

Michael Luzich

...

Diamond Jo Worth, LLC

...

400 East 3rd Street

...

Dubuque, IA 52001

...

563-690-2120

...

§ 14.3.1 The Owner representative’s designee is:

...

Kevin Fontenot

...

Diamond Jo Worth, LLC

...

Additions and Deletions Report for AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

6

400 East 3rd Street

...

Dubuque, IA 52001

...

563-690-2120

...

Alan Kittleson, Vice President

...

Henkel Construction Company

...

208 East State Street, P.O. Box 920

...

Mason City, IA 50401

...

641-423-5674

...

It is hereby mutually agreed that Owner and Contractor are entering into this agreement without a Guaranteed Maximum Price (GMP) to expedite the start of construction for the benefit of the Owner.

...

It is further mutually agreed that the Contractor will submit to Owner a proposed Change Order setting forth the Guaranteed Maximum Price (GMP) (together with all underlying assumptions) no later than fifteen (15) working days after receipt of the Guaranteed Maximum Price documents from Owner.  After approval of the GMP, the Contractor will enter into subcontract agreements with Subcontractors, Sub-subcontractors, material and equipment suppliers and vendors in accordance with this Contract.  Prior to the approval of such Change Order, construction will commence pursuant to separate agreements with certain Subcontractors, Sub-subcontractors, material and equipment suppliers and vendors and the terms of such separate agreements shall be replaced by such subcontract agreements.

...

...

...

§ 15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document. A201-1997, as modified by Agreement between Owner and Contractor.

...

To be determined

...

Title of Specifications exhibit:

...

To be determined

...

Title of Drawings exhibit:

...

To be determined

...

To be determined

...

Exhibit “A” – “Insurance, Indemnification, Bonding, and Waiver of Subrogation”

...

Additions and Deletions Report for AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

7

Attachment “A” — “Billing Labor Rate Schedule”

...

Diamond Jo Worth, LLC	Henkel Construction Company
...

Michael S. Luzich, President	Thomas R. Schaefer, President

Additions and Deletions Report for AIA Document A111™ – 1997. Copyright © 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987 and 1997 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

8

Certification of Document’s Authenticity

AIA® Document D401TM – 2003

I,  , hereby certify, to the best of my knowledge, information and belief, that I created the attached final document simultaneously with its associated Additions and Deletions Report and this certification at 11:28:39 on 06/04/2005 under Order No. 1000159854_1 from AIA Contract Documents software and that in preparing the attached final document I made no changes to the original text of AIA® Document A111™ – 1997 - Standard Form of Agreement Between Owner and Contractor where the basis for payment is the COST OF THE WORK PLUS A FEE with a negotiated Guaranteed Maximum Price, as published by the AIA in its software, other than those additions and deletions shown in the associated Additions and Deletions Report.

(Signed)

(Title)

(Dated)

AIA Document D401™ – 2003. Copyright © 1992 and 2003 by The American Institute of Architects.   All rights reserved.  WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law.  This document was produced by AIA software at 11:28:39 on 06/04/2005 under Order No.1000159854_1 which expires on 1/31/2006, and is not for resale.

User Notes:	(3955002732)

1